                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 17, 1998
                                                -------------------------------

                      The Reynolds and Reynolds Company
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

Ohio                               2-14568                           31-0421120
--------------------------------------------------------------------------------
(State or other                 (Commission                      (IRS Employer
jurisdiction of                 File Number)                     Identification
incorporation)                                                   Number)


115 South Ludlow Street, Dayton, Ohio                                 45402
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code  (937) 485-2000
                                                  -----------------------------

N/A
-------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

        (c) Exhibits

        1. Distribution Agreement dated February 17, 1998 among Goldman, Sachs & Co., BankAmerica Robertson Stephens, Deutsche Morgan Grenfell Inc., First Chicago Capital Markets, Inc. and The Reynolds and Reynolds Company re:
$200,000,000 Medium Term Notes (exhibit to the Form S-3 registration statement of The Reynolds and Reynolds Company, SEC File Number 333-16583).

     4(a). Form of Floating Rate Medium Term Note of The Reynolds and Reynolds Company (exhibit to the Form S-3 registration statement of The Reynolds and Reynolds Company, SEC File Number 333-16583).

     4(b). Form of Fixed Rate Medium Term Note of The Reynolds and Reynolds Company (exhibit to the Form S-3 registration statement of The Reynolds and Reynolds company, SEC File Number 333-16583).

       12. Computation of Ratios of Earnings to Fixed Charges (exhibit to the Form S-3 registration statement of The Reynolds and Reynolds Company, SEC File Number 333-16583).

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                     The Reynolds and Reynolds Company
                                     (Registrant)

DATE: February 18, 1998              By:     /s/  Dale Medford
                                        ------------------------------

                                     Name:   Dale Medford
                                     Title:  Vice President, Corporate
                                             Finance and Chief Financial
                                             Officer and Director